                            BASIC LEASE INFORMATION
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
               LEASE DATE:    _________ day of ____________, 19__

               LANDLORD:      CK WINDWARD #1, LLC, a North Carolina limited liability
                              company

               ADDRESS OF     300 Galleria Parkway, Suite 600
               LANDLORD:      Atlanta, Georgia 30339

               TENANT:        ClientLink, Incorporated, a Delaware corporation

               ADDRESS OF     3025 Windward Plaza
               TENANT:        Suite 200
                              Alpharetta, GA 30202

               CONTACT:       Office Manager

               TELEPHONE:
                              -----------------------------

               PREMISES:      On the second floor, suite 200 of the Windward Fairways
                              I office building as outlined in red on Exhibit "B"
                              hereto. The approximate rentable area of the Premises
                              for purposes of this Lease is 18,691 square feet.

                              The approximate percentage of the Building occupied by
                              Tenant based on the above-referenced calculations
                              equals 13.99%.  Such percentage shall change in the
                              event Tenant's premises increases or decreases in size.

                              The rentable area of the Premises is the product of the
                              usable area of the premises as reasonably determined by
                              Landlord's architect using BOMA standards (ANSI Z65 1-
                              1980, July 31, 1980) multiplied by a factor of 1.095.

                              Tenant shall have the right to conduct field
                              measurements of the Premises prior to commencement of
                              tenant improvements to verify the rentable area.
                              Commencement of Tenant improvements shall establish
                              conclusively that the Premises contains the square
                              footage indicated by this lease.  Any dispute between
                              Landlord and Tenant as to the BOMA field measurement of
                              the Premises shall be resolved by an independent
                              architecture firm mutually selected by Landlord and
                              Tenant.  Landlord shall not be responsible for any
                              delays in the substantial completion of the Premises
                              due to dispute by Tenant over such field measurement.

Paragraph 1    BUILDING:      The approximate rentable area of the Building is
                              133,540 square feet.

               PROPERTY:      The land on which the Building is to be erected,
                              per the legal description of the Property attached hereto as Exhibit "G".


Paragraph 2    USE:           General office purposes
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Paragraph 3    LEASE TERM:    Sixty (60) months commencing on the Commencement
                              Date as specified in Paragraph 3(b) herein.

Paragraph 4    RENT:          Thirty-Two Thousand Three Hundred Twenty Dollars
                              ($32,320) per month. Said monthly rental consists of Net Rent and the Expense Stop Rent. The Net
                              Rent is $14.75 per rentable square foot per year or Twenty-Two Thousand Nine Hundred Seventy-Four
                              Dollars ($22,974) per month. The Expense Stop Rent is $6.00 per rentable square foot per year or Nine
                              Thousand Three Hundred Forty-Six Dollars ($9,346) per month. The Net Rent and Expense Stop Rent shall be adjusted in accordance with Paragraph 27 of the Lease.

Paragraph 32   SECURITY         N/A                   Dollars ($            )
               DEPOSIT:       ------------------------          ------------


                              The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.
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

                                     LEASE

THIS LEASE made as of this ___ day of _________, 19___, between CK WINDWARD #1, LLC, a North Carolina limited liability company, hereinafter called "Landlord"), and ClientLink, Incorporated, a Delaware corporation (hereinafter called "Tenant").

                              W I T N E S S E T H:

     1.   PREMISES AND PROPERTY
     Landlord hereby demises and leases to Tenant and Tenant hereby accepts and leases from Landlord those premises (hereinafter called "Premises") outlined in red on Exhibit "B" attached hereto, made a part hereof, and specific in the Basic Lease Information, being a portion of a multi-story office building (the "Building") constructed or being constructed on a parcel of land (the "Property") located as described in the Basic Lease Information.

     2.   USE
     Tenant shall use and occupy the Premises for the purpose specified in the Basic Lease Information and for no other use or purpose without the prior written consent of Landlord. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, nor use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose or for any business, use or purpose deemed to be disreputable or inconsistent with the operation of a first-class office building, nor shall Tenant cause, maintain or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on, or about the Premises.

     3.   TERM AND POSSESSION
     (a) The term of this Lease shall be for the period specified in the Basic Lease Information (or until sooner terminated as herein provided) beginning on the "Commencement Date" as hereinafter defined, except that if the Commencement Date is other than the first day of a calendar month, the term hereof shall be extended for the remainder of that calendar month at the end of the term unless otherwise specified in the Basic Lease Information.

     (b) The Commencement Date shall be the date, if any, specified in the Basic Lease Information, or, if no such date is specified, the earlier of (A) the date upon which the Premises have been substantially completed as defined in subparagraph 3(c) below in accordance with the plans and specifications of Landlord (other than any work which cannot be completed on such date provided such incompletion will not substantially interfere with Tenant's use of the Premises), or (B) the date on which Tenant takes possession of, or commences the operation of its business in, any or all of the Premises; provided, however, that if Landlord shall be delayed in such substantial completion as a result of:
(i) Tenant's failure to agree to plans, specifications, and cost estimates before the dates referred to in the Office Lease Improvement Agreement attached hereto as Exhibit "C" and made a part hereof; (ii) Tenant's request for materials, finishes or installations other than Landlord's standard; (iii) Tenant's changes in plans; or (iv) the performance or completion by a part employed by Tenant, the date of substantial completion for purposes of determining the Commencement Date and the payment of rent hereunder shall be accelerated by the number of days of such delay, and provided further that if Landlord cannot substantially complete the Premises as a result of any of events
(i) through (iv) above, Landlord may, at its election complete so much of Landlord's work as may be practical under the circumstances and, by written notice to Tenant, establish the Commencement Date as the date of such partial completion, subject to any applicable accelerations due to delays resulting from events (i) through (iv) above. Landlord shall notify Tenant in writing as soon as Landlord deems the Premises to be substantially completed and ready for occupancy as aforesaid. In the event that the Premises have not in fact been substantially completed as aforesaid, Tenant shall notify Landlord in writing of its objections within five (5) days after Tenant received the aforesaid notice from Landlord. Landlord shall have reasonable time after delivery of such notice in which to take such corrective action as Landlord deems necessary and shall notify Tenant in writing as soon as it deems such corrective action, if any, has been completed so that the Premises are substantially completed and ready for occupancy. Landlord shall use reasonable

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best efforts to substantially complete Premises on or about December 20, 1996
(the "Scheduled Date") and Tenant shall have the right to enter the Premises or any portion thereof prior to the Commencement Date for work to be performed by Tenant under the provisions of the Office Lease Improvement Agreement. If the Commencement Date occurs after December 31, 1996, Landlord shall, as liquidated damages, abate Tenant's rental one day for each day the Commencement Date is delayed. The parties hereto acknowledge that the amount of actual damages in such event would be difficult, if not impossible, to determine and that the foregoing amount of liquidated damages is a reasonable pre-estimate of the amount of damages and not a penalty. The Scheduled Date shall be automatically extended by the period of any delay in substantial completion of construction caused by (a) Acts of God; casualty (except for any damage or destruction caused by the neglect, fault, or omission of Landlord, its agents, servants, employees, or contractors acting under authority of Landlord) damage, extraordinary delays in obtaining necessary ______ material resulting from causes outside of Landlord's control (in the event of labor shortages or delays, Landlord will use diligent efforts to ______ qualified labor to perform professional tasks; in the event of supply shortages or delays, Landlord will use diligent efforts to obtain like materials or equivalent quality from alternative sources or supplies), taking by eminent domain of any part of the Premises which materially, substantially, and actually causes such delay, or changes in laws, codes, or ordinances which materially affect Landlord's ability to adhere to the contemplated construction schedule, or (b) delays caused by Tenant, including delays in approving plans or changes thereto, change orders initiated by Tenant which actually delay Landlord's required construction, and failure to coordinate any work done by Tenant or Tenant's contractors with Landlord's contractors.

     (c) Landlord agrees to complete the Building if now under construction and shall perform the work required to be performed by Landlord under Exhibit "C" with diligence, subject to events and delays due to causes beyond its reasonable control. The Premises shall be deemed substantially completed and possession delivered when Landlord has substantially completed the work to be constructed or installed pursuant to the provisions of the Office Lease Improvement Agreement, subject only to the completion of items on Landlord's punch list and all latent defects, except for those latent defects which are not reported to Landlord within a reasonable period of time after Tenant's discovery thereof (and exclusive of the installation of all telephone and other communications facilities and equipment and other finish work to be performed by parties other than Landlord). In the event of any dispute as to when and whether the work performed or required to be performed by Landlord has been substantially completed, the certificate of an A.I.A. registered architect or a temporary or final certificate of occupancy issued by the local governing authority shall be conclusive evidence of such completion, effective on the date of the delivery of a copy of any such certificate to Tenant.

     (d) If substantial completion of the Premises or possession thereof by Tenant is delayed because any tenant or other occupant thereof holds over, and the Landlord is delayed, using good faith efforts to Landlord's discretion, in acquiring possession of the Premises, Landlord shall not be deemed in default, nor in any way liable to Tenant because of such delay, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the Commencement Date notwithstanding any other provision hereof to the contrary.

     (e) The taking of possession by Tenant shall be deemed conclusively to establish that the Building, other improvements, and the Premises have been completed in accordance with the plans and specifications and are in good and satisfactory condition as of when possession was so taken (except for such items as Landlord is permitted to complete at a later date, which items shall be specified by Landlord to Tenant in writing). Upon the Commencement Date, Tenant shall execute and deliver to Landlord a letter of acceptance of delivery of the Premises, such ________ to be on Landlord's standard form therefor.

     4.   RENT
     (a) Tenant shall pay to Landlord throughout the term of this Lease rent as specified in the Basic Lease Information, payable monthly in advance on or before the first day of each month during the term hereby demised in lawful money of the United States, without demand, deduction or offset whatsoever, to Landlord at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord may from time to time designate in writing. Said rental is subject to adjustment as provided in Paragraph 27 hereof. If this Lease commences on a day other than the first day

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of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the fractional month shall be appropriately prorated.

     (b) Tenant agrees that if rent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after said amount is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to five percent (5%) of the amount of the delinquent rent or other payment). The amount of the late charge to be paid to Landlord by Tenant for any month shall be computed on the aggregate amount of delinquent rents and other payments, including all accrued late charges then outstanding. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this paragraph in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this paragraph in any way affect Landlord's remedies pursuant to Paragraph 19 of this Lease in the event said rent or other payment is unpaid after the date due.

     5.   COMPLIANCE WITH LAWS
     Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner, and Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted contributing to or affecting the condition, use, or occupancy of the Premises, excluding structural changes not related to or affected by alterations or improvements made by or for Tenant or Tenant's acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has so violated any such law, statute, ordinance, rule, regulation, or requirement, shall be conclusive evidence of such violation as between Landlord and Tenant. Landlord agrees to make, at its sole cost and expense, any structural changes within the Premises that (i) are not related to or affected by alterations or improvements made by or for Tenant or Tenant's acts, and (ii) are necessary to comply with any laws, statutes, ordinances, and governmental rules, regulations, or requirements in force on the Commencement Date.

     6.   ALTERATIONS
     Tenant shall not make or suffer to be made any alterations, additions, or improvements in, on, or to the Premises or any part thereof without the prior consent of Landlord, which consent shall not be unreasonably withheld or delayed. However, it shall not be unreasonable for Landlord to withhold its consent under this paragraph 6 if the proposed alteration will adversely affect the Building's mechanical, electrical, plumbing, or structural systems. Any such alterations, additions, or improvements in, on, or to said Premises, except for Tenant's movable furniture and equipment, shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant. In the event Landlord consents to the making of any such alteration, addition, or improvement by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with all applicable laws, ordinances, and regulations and all requirements of Landlord's and Tenant's insurance policies, and in accordance with plans and specifications approved by Landlord and any contractor or person selected by Tenant to make the same and all subcontractors must first be approved in writing by Landlord, or, at Landlord's option, the alteration, addition or improvement shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the reasonable market cost thereof within twenty (20) days after receipt of a statement. Upon the expiration or sooner termination of the term herein provided, and provided that Landlord has specified in its notice of consent to Tenant that subject alteration, addition, or improvement made by or for the account of Tenant shall be removed upon such expiration or termination. Tenant shall, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any or all alterations, additions, or improvements made by

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or for the account of Tenant and designated by Landlord to be removed, and
Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their condition as of the Commencement Date of this Lease.

     7.   REPAIR
     (a) By taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver ______ and otherwise in good order, condition and repair. Tenant shall, at all times during the term hereof at Tenant's sole cost and expense, keep the Premises and every part thereof in good order, condition and repair, excepting ordinary wear and tear, damage thereto by fire, earthquake, Act of God or the elements. Tenant shall upon the expiration or sooner termination of the term hereof, unless Landlord demands otherwise as in Paragraph 6 hereof provided, surrender to Landlord the Premises and all repairs, changes, alterations, additions and improvements thereto in the same condition as when received, or when first installed, ordinary wear and tear, damage by fire, earthquake, Act of God or the elements excepted. It is hereby understood and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specified in Exhibit "C", and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

     (b) Tenant shall repair all damage to the Building, including common areas, restrooms, hallways, elevators, or any other area, fixture, or equipment of the Building caused by Tenant's installation or removal of its property or resulting from any act or conduct of Tenant, its employees, contractors, agents, licensees or invitees.

     (c) All maintenance or repairs made by Tenant shall be made in accordance with all applicable laws, ordinances and regulations, and all requirements of Landlord's and Tenant's insurance policies and any contractor or person selected by Tenant to make the same, and all subcontractors must first be approved in writing by Landlord, or, at Landlord's option, the maintenance or repair shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the reasonable cost thereof within twenty (20) days after receipt of a statement. In any event, all repairs shall be equal in quality and workmanship to the original work.

     8.   LIENS
     Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days, or so long as Tenant uses best efforts to do so as soon as possible within thirty (30) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand and with interest at the rate of eighteen percent (18%) per annum or the rate four percent (4%) higher than the prime commercial lending rate from time to time of Wachovia Bank of Georgia; whichever is more, provided however that if such rate exceeds the maximum rate permitted by law, the maximum lawful rate shall apply; the interest rate so determined is hereinafter called the "Agreed Interest Rate." Landlord shall have the right at all times to post and keep posted the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises, the Building, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least five business days prior written notice of commencement of any construction on the Premises.

     9.   ASSIGNMENT AND SUBLETTING
     (a) Tenant shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, sublet the Premises or any portion thereof, or suffer any other person to occupy or use the Premises or any portion thereof, without the prior written consent of Landlord as provided herein, nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law. Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days nor more than ninety (90) days after the date of Tenant's

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notice) to sublet the Premises or any portion for any part of the term hereof;
and in such event Landlord shall have the right, to be exercised by giving written notice to Tenant within fifteen (15) business days after receipt of Tenant's notice, to terminate this Lease as to the portion of the Premises described in Tenant's notice and such notice shall, if given, terminate this Lease with respect to the portion of the Premises therein described as of the date stated in Tenant's notice. Said notice by Tenant shall state the name and address of the proposed subtenant, and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice. If said notice shall specify all of the Premises and Landlord shall give said termination notice with respect thereto, this Lease shall terminate on the date stated in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove and as adjusted pursuant to Paragraph 27, shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue thereafter in full force and effect. If Landlord, upon receiving said notice by Tenant with respect to any of the Premises, shall not exercise its right to terminate, Landlord will not unreasonably withhold its consent to Tenant's subletting the Premises specified in said notice. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Lease is terminated pursuant hereto and rented by Landlord to the proposed subtenant or any other tenant. Tenant shall pay to Landlord immediately upon receipt fifty percent (50%) of all rent or other consideration received by Tenant from any such assignee or subtenant, either initially or over the term of the assignment or sublease which is in excess of the rental obligation required under the terms of this Lease for the premises or portion for which consent is granted, unless such assignee or subtenant is an "Affiliate" as defined below, or the Guarantor _______ Lease as specified in the Guaranty attached hereto as Exhibit "F", in which case Tenant shall have the right to retain one hundred percent (100%) of all rent or other consideration received by Tenant.

     (b) Any subletting hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this Paragraph 9, the subtenant or subtenants shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease and an agreement of said compliance by each subtenant. If an event of default, as hereinafter defined, should occur while the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from the subtenant all rents and other sums becoming due to Tenant under the sublease and apply the rent against any sums due to Landlord by Tenant hereunder, and Tenant hereby authorizes and directs any such subtenant to make payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any subtenant will be construed to constitute a novation or a release of Tenant from the further performance of its obligations hereunder. Receipt by Landlord of rent from any assignee, subtenant or occupant of the Premises will not be deemed a waiver of the covenants contained in this Lease or a release of Tenant under the Lease. The receipt by Landlord from any subtenant obligated to make payments of rent will be a full and complete release, discharge and acquittance to the subtenant of its obligations to Tenant to the extent of any such amount of rent so paid to Landlord. Landlord is authorized and empowered, on behalf of Tenant, to endorse the name of Tenant upon any check, draft or other instrument payable to Tenant with respect to the Premises and evidencing payment of rent, and any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms hereof.

     (c) Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply with the provisions of this Paragraph 9 shall be void.

     (d) Any transfer of this Lease by merger, consolidation, or liquidation or any change in ownership of or power to vote the majority of outstanding voting stock of Tenant or, if Tenant is a partnership, any withdrawal, replacement or substitution of any partner or partners, either general or limited, shall constitute an assignment, whether the result of a single or series of transactions, and shall be subject to Landlord's approval under Paragraph 9(a).

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     (e)  Tenant may assign (or the parent company that wholly owns Tenant may cause Tenant to assign) the Lease at any time, or sublease all or part of the Premises, without receipt of Landlord's consent, to any entity which acquires all or substantially all of Tenant, or which is acquired in whole or substantially in whole by Tenant, or which entity controls or is controlled by, directly or indirectly, Tenant, or which is a wholly owned subsidiary of the parent company that wholly owns Tenant ("Affiliate"), so long as such transaction was not entered into as of subterfuge to avoid obligations and restrictions of the Lease and provided that the Affiliate assumes, in writing, all of Tenant's obligations under this Lease, and provided further, that Tenant notifies Landlord in writing at least thirty (30) days prior to such assignment or subletting. Notwithstanding anything to the contrary herein, in no event shall the Guarantor of this Lease be relieved of its liability for the obligations of Tenant or an Affiliate of this Lease.

     10.  INSURANCE AND INDEMNIFICATION
     (a) Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord and any of its partners for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever, excepting Landlord's gross negligence or willful acts, and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Building, or caused by gas, fire, Acts of God, discharge of sprinklers, excessive heat or cold, sewage, odors, noise, bursting or leakage of pipes or plumbing fixtures, riot, strike, court order, governmental body or authority, other tenants, or explosion of the Building or the complex of which it may be a part or any part thereof. Tenant will hold Landlord harmless from damages due to the interruption of Tenant's business caused by any damage whatsoever.

     (b) Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability from any injury or damage to any person or property whatsoever: (i) occurring in, on, or about the Premises or any part thereof, (ii) occurring in, on, or about any facilities (including without limitations, elevators, stairways, passageways or hallways), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or any other person entering the Premises with express or implied invitation of Tenant. Tenant further agrees to indemnify and save harmless the Landlord against and from any and all claims by or on behalf of any person, firm, or corporation, arising from the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises, and will further indemnify and save the Landlord harmless against and from any and all claims arising from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of the Tenant, or any of its agents, contractors, servants, employees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. All property in the Building or Premises belonging to Tenant, its agents, employees or invitees shall be there at the risk of Tenant. Tenant agrees to indemnify and save harmless Landlord against claims for damage to, theft, misappropriation, or loss of said property. Furthermore, in case any action or proceeding be brought against Landlord by reason of any claims or liability, Tenant agrees to defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 10 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

     (c) Tenant agrees to purchase at its own expense and to keep in force during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises and a policy or policies of contents' insurance to protect Tenant's personal property, and all improvements and alterations provided by Landlord or Tenant for Tenant, and any other fixtures or equipment controlled or in use by Tenant within the Premises, in the amount of the replacement cost of said property, such amount being subject to Landlord's approval. Said policies shall: (i) name Landlord as an additional named insured and insure Landlord's contingent liability under this Lease (except for the worker's compensation policy, which shall instead include a waiver of subrogation endorsement in favor of Landlord), (ii) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of Georgia, and (iii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord. Said policy or policies or certificate thereof shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance. The purchase of such insurance shall not release Tenant of any legal obligations contained within this Lease.

     (d) Landlord agrees to purchase at its own expense and to keep in force during the term of this Lease a policy or policies of comprehensive general liability insurance, including bodily injury and property damage, with contractual liability endorsement, in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence for bodily injuries or deaths of persons occurring in or about the Property exclusive of the Premises and to insure the Building and work to be done pursuant to the terms of Exhibit "C" against damage with insurance, in such amounts commercially reasonable (but with respect to property insurance covering the Building not less than 90% of the full replacement cost thereof).

     11.  WAIVER OF SUBROGATION
     Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the Building; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such times as the releaser's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releaser to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. Failure to obtain such an endorsement shall not release the waiver contained in this Lease.

     12.  SERVICES AND UTILITIES
     (a) Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself, and the land, appurtenances, grounds, surface parking lots, sidewalks, public and common areas of the property in a manner that is, in Landlord's judgment, customarily furnished in comparable first class office buildings in the immediate market area in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense.

     (b) Provided the Tenant shall not be in default hereunder and Subject to the provisions elsewhere herein contained, including the Rules and Regulations of the Building, Landlord agrees to furnish to the Premises during ordinary business hours:

     (1) heating and air conditioning required to maintain temperature inside the Premises as follows: to an inside temperature of seventy-five
          (75) degrees Fahrenheit when the outside temperature is seventeen (17) degrees Fahrenheit and to an inside temperature of seventy-five (75) degrees Fahrenheit when the outside temperature is not above ninety-five (95) degrees Fahrenheit.
     (2) elevator service to Tenant's floor, which shall mean service either by automatic elevators or elevators with attendants, or both, at the option of the Landlord;
     (3) hot or cold water to the restrooms and water to the drinking fountains;
     (4) electric current in reasonably sufficient amounts for normal business use, including operation of building standard lighting and general office machines of a type which require no more than a 110 volt duplex outlet, including desk top personal computers, desk top personal printers, and desk top calculators, but excluding mainframe computers, telephone switching equipment, and other non-standard office machines; and
     (5) janitorial services during the times and in a manner that such services are in Landlord's judgment customarily furnished in comparable office buildings in the immediate market area (generally as outlined in Exhibit "H" attached hereto).
     (6)  Building's freight elevator with reasonable notice to Landlord.

     (c) Provided the Tenant shall not be in default hereunder and Subject to the provisions elsewhere herein contained, including the Rules and Regulations of the Building, Landlord agrees that with respect to the Premises, and only during normal business hours or, at Landlord's option, after normal business hours, it will maintain and adjust at its expense.

     (1) All building standard fluorescent lighting. All incandescent and nonstandard fluorescent lights shall be maintained at Tenant's expense;
     (2)  All temperature control devices and air diffusers; and
     (3)  All Tenant entry door hardware including locks, hinges and closures.

     (d) For the purpose of this Lease, normal business hours shall be from 8:00 A.M. to 6:00 P.M. Monday through Friday and from 8:00 A.M. to 1:00 P.M. on Saturday, excluding the following holidays: New Year's Day, Memorial Day, Independence Day (4th of July), Labor Day, Thanksgiving Day, Christmas Day and any other holidays generally recognized from time to time by owners of office buildings in the Atlanta, Georgia metropolitan area.

     (e) Landlord may, at its option, provide additional or after hours heating or air conditioning at Tenant's request upon reasonable notice, Tenant shall pay the building standard charge for such services as determined from time to time by Landlord. The obligation hereunder to ___ such additional utilities will be subject to the rules and regulations of any municipal or any other governmental authority regulating the business of providing such utility service. Tenant agrees to keep closed all window coverings, if any, when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said heating, ventilating, and air conditioning system. Tenant will not without the written consent of Landlord use any heat generating equipment, machines, or excess lighting in the Premises which affects the amount of energy required to maintain the temperature otherwise maintained by the heating, ventilating and air conditioning system. In the event of such consent, Landlord reserves the right to install supplementary air conditioning equipment and the cost thereof, including the ongoing cost of additional electricity, chilled water (if available at a nominal charge), and/or domestic water (at a nominal charge) consumed as a result of the use of such equipment, shall be paid by Tenant to Landlord upon demand. The type, size and location of such supplemental air conditioning equipment shall be determined or approved by Landlord.

     (f) Tenant will not, without written consent of Landlord, use within the Premises or Building any device or machine, in any number or combination thereof or for any number of hours, which will in any way increase the amount of electricity or water normally furnished for use of the Premises as general office space as defined in Paragraph 12(b)(4). If Tenant in Landlord's judgment shall require such additional water or electrical current, Tenant shall first procure the consent of Landlord, which Landlord may refuse, and Landlord may cause a special meter to be installed so as to measure such additional domestic water, chilled water (if available), or electrical current. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant, and Tenant agrees to pay Landlord or the utility company, as the case may be, on demand, for the ongoing cost of consumption of such additional water or electricity. In the event that Landlord is responsible for reading the meter and invoicing the Tenant, Landlord shall be entitled to charge the Tenant the reasonable additional expenses for so doing. The Building electrical system shall be capable of providing a maximum of seven and one-half (7 1/2) watts live load of power per square foot of Tenant's Premises, exclusive of building standard lighting. This Paragraph 12(f) only establishes the maximum power available and does not alter the provisions of Paragraph

12(f) or Landlord's ability to charge Tenant for electricity use above that normally furnished (in comparable office buildings in the immediate market area) for use of the Premises as general office space.

     (g) Landlord shall not be in default hereunder or be liable for any damage directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of, the (i) installation, use or interruption of use of any equipment in connection with the furnishing of any of the following services or utilities, or (ii) failure to furnish or delay in furnishing any such services or utilities when such failure is caused by Acts of God or the elements, strikes, governmental orders, accidents, or other conditions beyond the reasonable control of he Landlord or by the making of repairs or improvements to the Premises or to the Building in which case Landlord shall diligently work to mitigate such interruption in services.

     (h) It shall be Tenant's responsibility and expense to install, move, maintain, adjust, and repair its property and fixtures, including but not limited to, its: signage, pictures, bulletin boards, plaques, furniture, filing cabinets, computer cables, computer equipment, business machines, draperies, blinds, kitchen appliances, special water heaters, kitchen cabinets, private restroom fixtures, special air conditioning or power conditioning equipment, locks for furniture and filing cabinets, paging systems, modular furniture components (including task lighting, flat wiring, and power distribution cables), combination locks, specialty electrical devices, exhaust fans, fire extinguishers, carpet squares, and/or other furniture, fixtures, or equipment installed by Tenant, or which were supplied, specified or requested by Tenant and installed by Landlord.

     (i) Any sums payable under this Paragraph shall be considered additional rent, and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of rent.

     (j) Tenant shall not provide any janitorial services to the Premises without Landlord's written consent and then only subject to the terms and conditions of Landlord.

     (k) If, in order to protect Tenant's property in the building, it shall be necessary to make emergency repairs to any portion thereof which is the responsibility of Landlord to repair, and if Landlord, after receipt of notice, is unable to make such emergency repairs in sufficient time to protect Tenant's property, Tenant shall have the right to make such repairs. Landlord shall fully reimburse Tenant for the reasonable costs of such emergency repairs by direct payment to Tenant. Such payment shall be due within thirty (30) days of receipt of an invoice from Tenant, and if paid at a later date by Landlord, shall bear interest at the lesser of twelve percent (12%) per annum or the maximum rate authorized by law from the date the sum is paid by Tenant until Tenant is fully reimbursed by Landlord. Landlord, at Landlord's sole option, may elect to reimburse Tenant by an adjustment in the amount of rent payable by making written notice of such election to Tenant.

     13.  ESTOPPEL CERTIFICATE
     Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a certificate substantially in the form attached hereto as Exhibit "D" and made a part hereof, indicating thereon any exceptions thereto that may exist at that time. Failure of the Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included in Exhibit "D" are true and correct without exception. Landlord and Tenant intend that the statement delivered pursuant to this paragraph may be relied upon by any mortgage, beneficiary, purchaser, or prospective purchaser of the Building or any interest therein.

     14.  HOLDING OVER
     Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the Premises or any part thereof after such termination or if any of Tenant's property remains which Landlord has previously requested be removed, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one of (i) creation of a month to month tenancy, upon the terms and conditions set forth in this Lease, or (ii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the monthly rental [or daily rental under (ii)] shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to one hundred and fifty percent (150%) of the rental being paid monthly to Landlord under this Lease immediately prior to such termination [prorated in the case of (iii) on the basis of a 365 day year for each day Tenant remains in possession]. If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a wavier of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

     15.  SUBORDINATION
     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, the Property, or any part thereof, and (b) the lien of any first mortgage or deed of trust which may now exist or hereafter be executed in any amount for which said Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security together with all renewals, modifications, consolidations, partitions, replacements, and extensions of any such first mortgage or deed of trust. Notwithstanding the foregoing, Landlord or the holder of any first mortgage or deed of trust on the Building or the Property or any part thereof shall have the right to subordinate or cause to be subordinated in whole or in part any such ground leases or underlying leases or any such _______ to this Lease (but not in respect to priority of entitlement of insurance or condemnation proceeds). In the event that any ground lease or underlying lease terminates for any reason or any first mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord or the holder of any first mortgage or deed of trust on the Building or the Property or any part thereof and in the form requested by Landlord or the holder of any first mortgage or deed of trust on the Building or the Property or any part thereof any additional documents evidencing the priority of subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name and on behalf of Tenant.

     16.  RULES AND REGULATIONS
     Tenant shall faithfully observe and comply with the Rules and Regulations annexed to this lease as Exhibit "A" and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord so long as the modifications do not materially increase Tenant's obligations or diminish Tenant's rights granted in this Lease. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building of any said Rules and Regulations; however, Landlord shall use good faith efforts to enforce said rules and regulations for all tenants of the Building.

     17.  ENTRY BY LANDLORD
     Landlord reserves and shall at all times have the right to enter the Premises to inspect the same to determine if Tenant is complying with all terms and provisions of this Lease, to perform Tenant's obligations under this Lease in accordance with Paragraph 23 hereof, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants, to post notices of nonresponsibility, and to alter, improve, or repair the Premises and any portion of the Building of which the Premises are a part or to which access is conveniently made through the Premises, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Except during emergencies, Landlord will provide Tenant with notice of intent to make repairs within Premises. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned thereby. For each of the aforesaid purposes Tenant agrees that its doors shall be keyed to Landlord's building standard master keying system and that Landlord shall at all times have and retain master or pass keys with which to unlock all of the doors in, upon, and about the Premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to gain entry to any portion of the Premises, and any entry to the Premises, or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building.

     18.  INSOLVENCY OR BANKRUPTCY
     The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, shall at Landlord's option constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

     19.  DEFAULT
     (a) The following events shall be deemed to be events of default by Tenant under this Lease:

     (1) Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of five (5) days after receipt of written notice of default from Landlord (however, Landlord shall not be required to give such notice when Landlord has already given such notice at least once in a twelve (12) month period); or

     (2) Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to Landlord hereunder, and shall not cure such failure within ten
(10) days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant; provided, however, that if the nature of the cure of the failure is such that it cannot be reasonably completed within such ten (10) days, then so long as Tenant commences such cure within ten (10) days and thereafter diligently and in good faith pursues completion of the cure, the time to do so will be extended; or

     (3) Tenant shall abandon or vacate any substantial portion of the Premises, unless Tenant is satisfying all its obligations of this Lease except those associated with occupying the Premises; or

     (4) Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

     (5) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant; or

     (6) Tenant shall fail to perform any of its obligations under any agreement with Landlord; or

     (7) Default by any guarantor of this Lease of the terms of its guaranty, or the bankruptcy or insolvency of any guarantor.

     (b) Upon the occurrence of any such events of default described in this Paragraph or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

     (1) Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease;

     (2) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease. Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law;

     (3) Upon termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of: (1) an amount equal to the then present value of the entire amount of the rent calculated using a discount rate equal to the average discount rate of auctioned 3-month Treasury Bills as of the date of termination of this Lease, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the stated term hereof, less the fair rental value of the Premises for such residue taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in paragraph 19(b)(4) relating to recovery of the Premises, preparation for reletting and for reletting itself, and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant.

     (4) (i) Upon any termination of Tenant's right to possession only without termination of the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in Paragraph 19(b)(2) above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay therein, including any amounts treated as additional rent, hereunder for the full term. In any such case, Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the stated term hereof plus any other sums provided herein to be paid by Tenant for the remainder of the term of this Lease;

     (ii) Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such cases, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this Lease for the remaining term hereof, together with the costs of any repairs, alterations, additions, redecorating, and Landlord's expenses or reletting and the collection of the rent accruing therefrom (including attorney's fees and broker's commissions). Tenant shall pay to Landlord the amount of such inconsistency.

     (5) Landlord may, at Landlord's option, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease;

     (6) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or by law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

     (c) Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of the Premises shall be valid unless in writing signed by Landlord. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay attorney's fees so incurred.

     (d) Without limiting the foregoing, Tenant hereby appoints and designates the Premises as a proper place for service of process upon Tenant, and agrees that service of process upon any person apparently employed by Tenant upon the Premises or leaving process in a conspicuous place within the Premises shall constitute personal service of such process upon Tenant (provide, however, Landlord does not hereby waive the right to serve Tenant with process by any other lawful means).

     20.   DAMAGE BY FIRE, ETC.

     (a) If the Building, improvements, or Premises are rendered partially or wholly untenantable by fire or other casualty, and if such damage cannot, in Landlord's reasonable estimation, be materially restored within one hundred twenty (120) days of such damage, then Landlord may, at its sole option, terminate this Lease as of the date of such fire or casualty. Landlord shall exercise its option provided herein by written notice to Tenant within sixty
(60) days of such fire or other casualty. For purposes hereof, the Building, improvements, or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

     (b) If this Lease is not terminated pursuant to Paragraph 20(a), then Landlord shall proceed with all due diligence to repair and restore the Building, at Landlord's cost, or the improvements or Premises at Tenant's cost, as the case may be (except that Landlord may elect not to rebuild if such damage occurs during the last year of the term exclusive of any option which is unexercised at the date of such damage).

     (c) If this Lease shall be terminated pursuant to this Paragraph 20(a), the term of this lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the term hereof. If this Lease shall not be terminated by Landlord pursuant to this Paragraph 20(a) and in the event that Landlord should fail to complete such repairs and material restoration within one hundred fifty (150) days after the date of such damage, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, whereupon the Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the term hereof; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     (d) Tenant agrees that during any period of restoration or repair of the Premises, Tenant shall continue the operation of Tenant's business within the Premises to the extent practicable. During the period from the date of the damage until the date that the untenantable portion of the Premises is materially restored, the rent shall be reduced to the extent of the proportion of the Premises which is untenantable, however, there shall be no abatement of other sums to be paid by Tenant to Landlord as required by this Lease.

     (e) In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in or about the Premises by Tenant after the Commencement Date, however Landlord has the right but not the obligation to rebuild, repair or replace at Tenant's expense so much of the partitions, fixtures, additions and other improvements as may be necessary to ensure that the Premises are materially restored. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control except that Landlord's insurance may be subject to control by (i) the holder or holders of any indebtedness secured by a mortgage or deed of trust covering any interest of Landlord in the Premises, the Building, or the Property and/or (ii) the ground lessor of the Property.

     (f) Notwithstanding anything herein to the contrary, in the event the holder of indebtedness secured by a mortgage or deed of trust covering the Premises, Building or Property or the ground lessor of the Property requests that any insurance proceeds be paid to it, then Landlord shall have the right to terminate the Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such person, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the term.

     (g) In the event of any damage or destruction to the Building or he Premises by any peril covered by the provisions of this Paragraph 20, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, all or such portion of the property belonging to the Tenant or its licensees from all of the Building or the Premises, or such portion, as Landlord shall request. Tenant hereby indemnifies and holds Landlord harmless from any loss, liability, costs, and expenses, including attorney's fees, arising out of any claim or damage or injury as a result of any alleged failure to secure the Premises property prior to such removal and/or during such removal.

     21.   CONDEMNATION

     (a) If any substantial part of the building, improvements, or Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with Tenant's then existing permitted use of the Premises, this Lease shall terminate effective when the physical taking shall occur in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the term hereof.

     (b) If part of the Building, improvements, or Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Paragraph 21(a), this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances, and Landlord shall undertake to restore the Building, improvements, and Premises to a condition suitable for Tenant's use, as near to the condition thereof prior to such taking as is reasonably feasible under all circumstances.

     (c) Tenant shall not share in any condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change of adjacent streets, the same being hereby assigned to Landlord by Tenant, provided, however, that Tenant may separately claim and receive from the condemning authority, if legally payable, compensation for Tenant's removal and relocation costs and for Tenant's loss of business and/or business interruption, except that no such claim shall diminish or otherwise adversely affect Landlord's award or the awards of any and all ground and underlying lessors and mortgagees (including deed of trust beneficiaries).

     (d) Notwithstanding anything to the contrary contained in this Paragraph 21, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the term of this Lease, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all rent payable hereunder by Tenant during the term of this Lease; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of occupancy of the Premises during the term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the term of this Lease.

     22.   SALE BY LANDLORD

     The covenants and obligations of Landlord hereunder shall be binding upon the Landlord named herein and its successors and assigns, _______ with respect
to their respective periods of time as Landlord hereunder.   In the event of a
sale or conveyance by Landlord of the Building, the ________ shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease. Tenant agrees to attorn to the purchaser or assignee in any such sale.

     23.   RIGHT OF LANDLORD TO PERFORM

     All covenants and agreements to be performed by the Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If the Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by the Landlord, the Landlord may, but shall not be obligated so to do, and without waiving or releasing the Tenant from any obligations of the Tenant, make any such payment or perform any such act on the Tenant's part to be made or performed as in this Lease provided. All sums so paid by the Landlord and all necessary incidental costs, together with interests thereon at the Agreed Interest Rate as defined in Paragraph 8 hereof from the date of such payments by the Landlord shall be payable as additional rent to the Landlord on demand, and the Tenant covenants to pay any such sums, and the Landlord shall have, in addition to any other right or remedy of the Landlord, the same rights and remedies in the event of nonpayment thereof by the Tenant as in the case of default by the Tenant in the payment of the rent.

     24.   SURRENDER OF PREMISES

     (a) At the end of the term or any renewal thereof or other sooner termination of this Lease, the Tenant will peaceably deliver up to the Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received, or first installed, reasonable wear and tear, damage by fire, earthquake, Act of God, or the elements alone excepted. Tenant may, upon the termination of this Lease, remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, repairing any damage caused by such removal. Property not so removed shall be deemed abandoned by the Tenant, and title to the same shall thereupon pass to Landlord. Upon request by Landlord, unless otherwise agreed to in writing by Landlord, Tenant shall remove, at Tenant's sole cost, any or all permanent improvements or additions to the Premises installed by or at the expense of Tenant, provided that Landlord so requested such approval at the time of giving its consent to the addition or improvement, and all movable furniture and equipment belonging to Tenant which may be left by Tenant and repair any damage resulting from such removal.

     (b) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, either terminate all or any existing subleases or subtenancies, or operate as an assignment to Landlord of any or all such subleases or subtenancies.

     25.   WAIVER

     If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent break or nonperformance of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

     26.   NOTICES

     All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed given when delivered or mailed as required below. All notices and demands by the Landlord to the Tenant shall be either delivered to the Premises or sent by a commercial interstate courier service offering proof of delivery or by United States Certified or Registered mail, postage and fees prepaid, addressed to the Tenant at the Premises, with a copy of such notices sent to: CompuCom Systems, Inc.,
Attention: Property Management, 10100 North Central Expressway, Dallas, Texas 75231, or to such other place as the Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Certified or Registered mail, postage prepaid, addressed to the Landlord at each of the addresses specified in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a notice to the Tenant. If requested by Landlord, Tenant shall send copies of any notices and demands by Tenant to the holder or holders of any mortgage or deed of trust on the Property or any part thereof.

     27.   RENTAL ADJUSTMENT

     The Net Rent is Fourteen Dollars and Seventy-Five Cents ($14.75) per rentable square foot per year on Twenty-Two Thousand Nine Hundred and Seventy-Four ($22,974.00) per month and the Expense Stop Rent is Six Dollars ($6.00) per rentable square foot per year, or Nine Thousand Three Hundred and Forty-Six Dollars ($9,346.00) per month as set forth in the Basic Lease Information on Page 2 of the Lease. Said Net Rent and Expense Stop Rent shall be subject to adjustment on the first day of each January after the Commencement Date (the "Rental Adjustment Date") in the manner set forth below:

     (a) On and as of the Rental Adjustment Date for each year, the monthly Net Rent shall be multiplied by 1.02 and that product shall be the monthly Net Rent payable commencing with said Rental Adjustment Date.

     (b)   Rental Adjustment, Operating Cost Increases.  In addition to the
           -------------------------------------------
payment of Net Rent and Expense Stop Rent, and all other charges provided for in this Lease, Tenant shall pay as Pro Rata Share of any increase in the total annual Operating Costs of the Building as hereinafter defined:

     1.    Definitions

           (i) Pro Rata Share: Tenant's Pro Rata Share is defined as the ratio of the rentable square footage of the Premises to the total rentable square footage of the Building. In this Lease, Tenant's Pro Rata Share is 13.99 percent (13.99%) subject to increase or decrease due to an increase or decrease of the rentable square footage of either the Building or the Premises. Tenant's Pro Rata Share shall be adjusted for partial years at the beginning and end of the term.

           (ii) Expense Stop: The Expense Stop, for purpose of this Paragraph 27 is $6.00 per square foot of rentable area of the Premises. The Expense Stop is based upon Landlord's reasonable best estimates of the Operating Costs for a fully assessed and ninety-five percent (95%) occupied building.

           (iii) Comparison Year. Each calendar year during the term of this Lease.

           (iv) Operating Costs: All expenses incurred by Landlord as reasonably determined by Landlord to be necessary or appropriate for the operation, maintenance, and repair of the Building, the personal property used in conjunction therewith, the land upon which the Building is situated, and the parking facility situated on the land. Operating Costs shall include, but are not limited to, all expenses incurred by Landlord for heating, cooling, electricity, water, gas, sewers, refuse collection, telephone services not chargeable to tenants, and similar utility services; the cost of supplies; janitorial and cleaning, security services, landscaping maintenance and replacements, window washing, insurance, management fees, services of independent contractors performing duties necessary to the operation of the Building, personal and real property taxes, the Building's pro rata share of assessments made by the Windward Property Owner's Association, non-capitalized alterations or improvements made to the Building by reason of the laws and/or the requirements of any insurer, mortgagee (only where such requirements form insurer or mortgagee concern safety or structural features of the Building and are commercially reasonable in light of requirements generally imposed in the insurance or real estate lending industries with respect to similar buildings), or governmental agency, the cost of any capital improvements (a) which are made to the Building by Landlord during the term which reduce the Operating Costs to the extent such Operating Costs are actually reduced in any comparison Year, or (b) which are made to the Building by Landlord after the date of this Lease and which are required under any governmental law or regulation which was not applicable to the Building at the Commencement Date or was not enacted prior to the Commencement Date (Operating Costs under (a), (b) or the prior item shall be amortized over the useful life of the improvements at a market rate of interest), the cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with such Operating Costs, including the Building Manager, and any other expense or charge which in accordance with generally accepted accounting and management principles would be considered an expense of maintaining, operating, or repairing the Building and the land upon which it is situated.

           Operating Costs shall not include the following items:

           Leasing commissions, finders fees, brokerage fees and similar fees, and costs incurred with the registration or enforcement of leases but not management fees; Rent under any ground leases; Costs of furnishing services to other tenants or occupants to the extent that such services are materially in excess of services Landlord offers to all tenants at Landlord's expense; Lease takeover costs incurred by Landlord in connection with new leases at the Property, Costs and expenses of the sale of all or any portion of the Property, Amounts received by Landlord through the proceeds of insurance to the extent the proceeds are compensation for expenses which were previously included in uprooting expenses; Costs incurred by Landlord with respect to repairs, goods and services (including utilities sold and supplied to tenants and occupants of the Property) to the extent that Landlord is entitled to reimbursement for such costs; Except as otherwise provided herein, costs incurred by Landlord for alterations which are considered capital improvements and replacements under generally accepted accounting principles, consistently applied; Except as otherwise provided herein, costs of a capital nature, including, without limitation, capital improvements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles, consistently applied; Costs incurred by Landlord due to the violation by landlord of the terms and conditions of any lease of space in the Property; Interest, points and fees on debt or amortization or for any mortgage or mortgages encumbering the Property, or any part thereof, and all principal, escrow deposits and other sums paid on or in respect to any indebtedness; whether or not secured by a mortgage lien) and on any equity participations of any lender or lessor, and all costs incurred in connection with any financing, refinancing or syndication of the Property, or any part thereof; Depreciation and amortization; the costs of the original construction of the Property and the improvements; Income, franchise, transfer, inheritance, capital stock, estate, profit, gift, gross receipts or succession taxes; salaries, fringe benefits and other compensation for personnel not directly involved in the operation or management of the Building; costs and expenses of the sale of all or a portion of the Property, costs of repairs or replacements incurred by reason of fire or other casualty or condemnation in excess of the value of the insurance deductible; costs for performing tenant installations for any individual tenant or for performing work or furnishing services to or for individual tenants at such tenant's expense and any other contribution by Landlord to the cost of tenant improvements to the extent such work is reimbursed or capitalized; Landlord's general corporate overhead and general administrative expenses, except as related to the operation or maintenance of the Building; rentals and other related expenses incurred in leasing air-conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature except for customary office equipment. All special assessments by the local governing authority which may be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and charged as operating expenses only in the year in which the assessment installment is actually paid.

           (v) Actual Costs: The actual amount paid or incurred by Landlord for Operating Costs during any Comparison year.

           (vi) Estimated Costs: Landlord's reasonable estimate of Actual Costs for each Comparison Year which shall be prepared in good faith by Landlord.

     2.    Gross Up: In the event that the Building is not at least 95% occupied
           --------
           during any period of the Comparison Year, Landlord shall make reasonable adjustments necessary to project what the Actual Costs would have been had the Building been 95% occupied during the full term of the year and those projected Operating Costs shall be deemed to be the Actual Costs for purposes of this Paragraph.

     3.    Payment of Tenant's Pro Rata Share of Estimated Costs: At least
           -----------------------------------------------------
           thirty (30) days prior to the commencement of each Comparison Year during the term hereof, Landlord shall furnish Tenant with a written statement, prepared in good faith, setting forth the Estimated Costs for such Comparison Year, and a statement showing the amount by which Tenant's Pro Rata Share of the Estimated costs exceed the Expense Stop. Tenant shall pay one-twelfth (1/12) of its Pro Rata Share of such excess monthly.

     4.    Payment of Tenant's Pro Rata Share of Actual Costs: Within forty-five
           --------------------------------------------------
           (45) days after the close of each Comparison Year, Landlord shall deliver to Tenant a written statement setting forth the Actual Costs during that Comparison Year, together with appropriate documentation, if so requested by Tenant. If such Actual Costs exceed the Estimated Costs paid by Tenant to Landlord for such Comparison Year, Tenant shall pay to Landlord its Pro Rata Share of such excess within forty-five (45) days after receipt of such statement. If the statement shows such Actual Costs to be less than the Estimated Costs, then Landlord shall credit the difference against rent due for the calendar months next following receipt of Landlord's written statement, or refund the difference to Tenant if the term has expired.

     5.    Inspection of Landlord's Books: Tenant shall be entitled to
           ------------------------------
           supporting documentation of operating costs as it shall reasonably request. Tenant may, upon reasonable notice to Landlord, inspect Landlord's books and records pertaining to operating cost charges at their usual location.

     28.   CERTAIN RIGHTS RESERVED TO THE LANDLORD

     The Landlord may enter upon the Premises and/or may exercise any or all of the following rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant and without abatement of rent or affecting any of the Tenant's obligations hereunder:

     (a)   To change the name or street address of the Building;

     (b) To install and maintain a sign or signs on the exterior of the Building;

     (c) To designate all sources furnishing sign painting and lettering, food and beverage vending services, towels, carpet cleaning service, toilet supplies, lamps and bulbs used on the Premises;

     (d)   To retain at all times pass keys to the Premises;

     (e) To grant to any the exclusive right to conduct any particular business or undertaking in the Building;

     (f) To close the Building after regular working hours and on the legal holidays subject, however to Tenant's right of admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave the Building; and

     (g) To take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Premises or the Building, and identification and admittance procedures for access to the Building as may be necessary or desirable for the safety, protection, preservation or security of the Premises or the Building or the Landlord's interests, or as Landlord may deem necessary or desirable in the operation of the Building.

     29.   ABANDONMENT

     Tenant shall not vacate or abandon the Premises at any time during the term, and if Tenant shall abandon, vacate, or surrender said Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall thereupon pass to Landlord, in addition to other remedies available to Landlord for Tenant's defaults under this lease. Notwithstanding the foregoing, so long as Tenant is satisfying all its obligations of this Lease except those associated with occupying the Premises, Tenant may vacate the Premises.

     30.   SUCCESSORS AND ASSIGNS

     Subject to the provisions of Paragraph 9 hereof, the terms, covenants, and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

     31.      ATTORNEY'S FEES

     In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to reasonable attorney's fees to be fixed by the court in such action or proceeding.

     32.      SECURITY DEPOSIT

     (a) Tenant shall pay to Landlord upon execution of this Lease the security deposit specified in the Basic Lease Information for the faithful performance of all terms, covenants and conditions of this Lease. Tenant agrees that Landlord may apply said security deposit to remedy any failure by Tenant to repair or maintain the Premises or to perform any other terms, covenants, and conditions contained herein. If Tenant has kept and performed all terms, covenants, and conditions of this Lease during the term hereof, Landlord will on the termination hereof promptly return said sum to Tenant or the last permitted assignee of Tenant's interest hereunder at the expiration of the Lease term. Should Landlord use any portion of said sum to cure any default by Tenant hereunder, Tenant shall forthwith replenish said sum to such original amount. Landlord shall not be required to keep any security deposit separate from its general funds, and Tenant shall not be entitled to interest on any such deposit. Upon the occurrence of any events of default described in Paragraph 19 of this Lease, said security deposit shall become due and payable to Landlord.

     (b) Subject to other terms and conditions contained in this Lease, if the Building is conveyed by Landlord, said security deposit may be turned over to the Landlord's grantee and, if so, Tenant hereby releases Landlord from any and all liability with respect to said deposit and its application or return.

     33.      TENANT AUTHORITY

     If Tenant signs as a corporation or partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation or partnership, as the case may be, that Tenant has and is qualified to do business in Georgia, that the corporation or partnership has full right and authority to enter into this Lease, and that each and all of the persons signing on behalf of the corporation or partnership are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing and warranties.

     34.      MORTGAGEE AND GROUND LESSOR APPROVALS

     The approval or consent of Landlord shall not be deemed to have been unreasonably withheld for purposes of any provisions of this Lease requiring such consent if any mortgagee (which shall include the holder of any deed of trust) of the Premises, Building or Property or any portion thereof, or the ground lessor of the Property, shall refuse or withhold its approval or consent thereto. Any requirement of Landlord pursuant to this Lease which is imposed pursuant to the direction of any such mortgagee or ground lessor shall be deemed to have been reasonably imposed by Landlord if made in good faith.

     35.      MISCELLANEOUS

     (a)(i) The term "Premises" wherever it appears herein includes and shall be deemed or taken to include (except where such meaning would clearly repugnant to the context) the office space demised and improvements now or at any time hereinafter comprising or built in the space hereby demised. (ii) The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease.
(iii) The term "Landlord" in these presents shall include the Landlord, its successors and assigns. In any case where the Lease is signed by more than one person, the obligations hereunder shall be joint and several. (v) The term "Tenant" or the pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof. (vi) The term "Lease" wherever it appears herein shall be deemed or taken to include the Basic Lease Information and all paragraphs and exhibits attached hereto and made a part hereof.

     (b) Time is of the essence of this Lease and all of its provisions. Periods of time expressed in days for performance, unless otherwise specified, shall mean calendar days.

     (c) This Lease shall in all respects be governed by the laws of the State of Georgia.

     (d) This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument by the parties hereto.

     (e) All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof.

     (f) If any clause, phrase, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease or any other clause, phrase, provision or portion hereof, nor shall it affect the application of any other clause, phrase, provision or portion hereof to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid or unenforceable, there be added as a part of this Lease contract a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

     (g) Whenever a period time is herein described for action to be taken by Landlord, the Landlord shall not be liable for responsible for, and there shall be excluded from the computation for any such period of time, any delays due to causes of any kind whatsoever which are beyond the control of Landlord.

     (h) Notwithstanding any other provision of this Lease to the contrary, if the Commencement Date hereof shall not have occurred before the twentieth (20th) anniversary of the date hereof, this Lease shall be null and void and neither party shall have any liability or obligation to the other hereunder. The purpose and intent of this provision is to avoid the application of the rule against perpetuities to this Lease.

     36.   QUIET ENJOYMENT

     Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

     37.   LANDLORD'S LIABILITY

     In no event shall Landlord's liability for any breach of this Lease exceed the amount of rental then remaining unpaid for the current term (exclusive of any renewal periods which have not then actually commenced). This provision is not intended to be a measure or agreed amount of the Landlord's liability with respect to any particular breach, and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not to be exceeded in any event. Furthermore, any liability of Landlord hereunder shall be enforceable only out of Landlord's interest in the Building or Property and in no event out of the separate assets of any constituent partner of Landlord. No holder or beneficiary of any mortgage or deed of trust on any part of the Property shall have any liability to Tenant hereunder for any default of Landlord.

     38.   NO ESTATE

     This contract shall create the relationship of Landlord and Tenant, and no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale and not assignable by Tenant, except as provided for herein and in compliance herewith.

     39.   SUBSTITUTION OF PREMISES

     At any time after the date of this Lease, Landlord may substitute for the Premises other premises in the Building or premises in another building if such other building is located within the same business park (the "New Premises"), in which event the New Premises shall be deemed to be the Premises for all purposes under this Lease, provided: (i) the New Premises shall be similar to the Premises in area and appropriateness for the use of Tenant's purposes; (ii) if Tenant is then occupying the Premises, Landlord shall pay the expense of moving Tenant, its property and equipment to the New Premises and such moving shall be done at such time and in such manner so as to cause the least inconvenience to Tenant; (iii) Landlord shall give to Tenant not less than ninety (90) days' prior written notice of such substitution; and (iv) Landlord shall, at its sole cost, improve the New Premises with improvements substantially similar to those in the Premises.

     40.   LEASE EFFECTIVE DATE

     Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by both Landlord and Tenant.

     41.   HAZARDOUS MATERIALS

     Tenant shall not cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials in, on, or about the Premises. Tenant shall not allow the storage or use of such substances or materials in, on, or about the Premises in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises in any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice has been given to Landlord of the identity of such substances or materials excepting, however, ordinary office and cleaning supplies. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended. 42 U.S.C.
Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials in, on, or about the Premises, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to Tenant's use and occupancy of the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials introduced by Tenant on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials in, on, or about on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the depreciation or earlier termination of the lease term. Landlord represents and warrants that the Building does not, and will not, on the Commencement Date contain hazardous materials or substances as defined herein, other than those materials that may have been introduced by Tenant, Tenant's contractor or Tenant's employees.

     42.   SCHEDULED EXPANSION

     Tenant hereby agrees to lease for a term commencing on the first day of the nineteenth (19th) month of the Lease Term and coterminous with the Lease Term for the original Premises, an additional 5,000 rentable square feet, being that remaining portion of the 2nd floor not already then occupied by Tenant, as outlined in red on Exhibit "H" (the "Scheduled Expansion Space"), brining the total area of the Premises to approximately 23,691 rentable square feet, and Tenant's Pro Rata Share in accordance with Paragraph 27 shall adjust accordingly. Beginning on the first day of the nineteenth (19th) month of the Lease Term, the Scheduled Expansion Space shall be added to the Premises without the need for further amendment to the Lease, and the Net Rent and Expense Stop Rent, as calculated in Paragraph 27 of this Lease, shall be adjusted to reflect the increase in the Premises. Tenant shall receive no allowance beyond that provided by Exhibit "C" of this Lease for the improvements of the Scheduled Expansion Space, it being understood that a portion of the allowance provided for by Exhibit "C" is for the improvements of the Scheduled Expansion Space. Improvements to the Scheduled Expansion Space may be made at the time of improvements to the original Premises in order to take advantage of construction efficiencies.

     43.  NON-DISTURBANCE
     Landlord shall use reasonable best efforts to secure a Non-Disturbance Agreement on behalf of Tenant from any present or future mortgages or holders of other superior interests in the Building.

     44.  GUARANTY
     The guarantee of this Lease ("Guaranty") is set forth as Exhibit "F" attached hereto and made a part hereof.

     45.  RENEWAL OPTIONS
     Tenant shall have the right and option to renew this Lease for an additional term of sixty (60) months by delivering written notice thereof to Landlord at least twelve (12) months prior to the expiration of the primary term, provided that at the time of such notice, and the end of the Lease Term, Tenant is not in default hereunder beyond any applicable period for cure. Upon the delivery of said notice and subject to any conditions set forth in the preceding sentence, and upon the execution by Landlord and Tenant of an extension agreement containing such terms and provisions which are consistent with the provisions of this Paragraph, this Lease shall be extended upon the same terms, covenants and conditions as provided in this Lease, except that:

     (i) the monthly rental payable under Paragraph 4 of the Lease during said renewal term shall be the prevailing market rate for Premises at the commencement of such extended term; provided, however, in no event shall the monthly rental calculated by this Paragraph 46 be less than the monthly rental payable closest to an prior to the commencement of renewal term;

     (ii) any termination of this Lease, any assignment of this Lease or subletting of the Premises in effect at the time of notice to Landlord of the exercise of such renewal option (except in the case of assignments or sublets for which Landlord's consent is not required as provided in Paragraph 9) shall terminate the option of Tenant contained in this Paragraph 46.

     47.  MICROWAVE ANTENNA
     Tenant shall have the right, subject to approvals of Landlord, including, but not limited to, approvals of Landlord as to placement position, screening and coloring, to install a satellite dish antenna in an area designated by Landlord. Tenant shall install the smallest antennas reasonablely available to it to accomplish its intended use but in no event shall such antenna exceed 6' in diameter. The installation, maintenance or operation shall not interfere with the quiet enjoyment or business operations of other tenants in the Building. The costs of installation, including compliance with Landlord's rules and all regulations of a governmental entity or regulatory body, shall be borne solely and exclusively by Tenant. Landlord shall not be responsible for the suitability of the Building or Property for the proper operation of the antennas.

     48.  SIGNAGE
     Tenant, at Tenant's sole cost and expense (but Tenant may use a portion of Landlord's Allowance for the same), shall be entitled to install signage, including Tenant's corporate name and logo, on the Building monument sign, as well as in the Building on the walls of elevator lobbies and entrance doors on any full floors leased by Tenant. Tenant's exterior signage shall be limited to the Building monument sign, and such signage shall be underneath and smaller than signage provided on the monument sign for Vanity Fair. Tenant shall first provide Landlord with detailed specifications for the design and placement of any signage for Landlord's approval, which shall not be unreasonably withheld or delayed. It shall not be unreasonable for Landlord to withhold approval of the submitted signage if such signage is incompatible with the design of the Building monument sign or the Building's standard signage or if such signage would materially detract from the appearance of the Building or the Building monument sign. Landlord and the Tenant hereby confirm that all exterior signage is subject to the ordinances of Fulton County and Alpharetta, Georgia, as well as restrictions imposed by the Windward Business Park. Landlord shall assist Tenant, to the extent reasonably possible, in obtaining proper governmental approvals and permits for the requested signage. Signage on any floor occupied in its entirety by Tenant is not required to conform to the Building standard signage.

     49.  BROKER'S FEES
     With the exception of The Wesley Co., Landlord and Tenant warrant and represent, each to the other, that it has had no dealings with any broker or agent in connection with this Lease, and Landlord and Tenant hereby indemnify each other against, and agree to hold each other harmless from, any liability or claim (and all expenses, including attorneys' fees, incurred in defending any such claim or in enforcing this indemnity) for a real estate brokerage commission or similar fee or compensation arising out of or in any way connected with any claim dealings with the indemnitor and relating to this Lease or the negotiation thereof.

     IN WITNESS WHEREOF, the parties have executed this Lease under seal the day and year first above written.

LANDLORD                                  TENANT

CK WINDWARD #1, LLC,                      ClientLink, Incorporated, a Delaware
corporation
a North Carolina limited liability
company


By:                                       By: /s/ James H. Hamilton
   -------------------------------           -------------------------------
                                                          (Seal)

Date:                                     Name:  James H. Hamilton
      ----------------------------             -----------------------------
                                          Title: President
                                                ----------------------------
                                          Date:  September 27, 1996
                                               -----------------------------


ATTEST/WITNESS:                           ATTEST/WITNESS:
                                          /s/ Bettina May
-------------------------------           ------------------------------

Its:                                      Its: Operations Manager
    ---------------------------                -------------------------
     (Affix Corporate Seal)                      (Affix Corporate Seal)

                                  EXHIBIT "A"

                             RULES AND REGULATIONS

1. Sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators and stairways are not intended for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities.
     No tenant, no employees or invites of any tenant, shall go upon the roof of the Building, except as authorized by Landlord.

2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of the premises shall be inscribed, painted, affixed, installed or otherwise displayed by any tenant either on its premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement, or notice without notice to and at the expense of that tenant.

     If Landlord shall have given such consent to any tenant at any time, whether before or after the execution of the lease, such consent shall in no way operate as a waiver or release of any of the provision hereof or of such lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice.

     All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord.

3. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awing, hangings or decorations shall be attached to, hung or placed in or used in connection with, any window or door on the premises of any tenant without the prior written consent of Landlord. In any event and with the prior written consent of Landlord, all such items shall be installed in such a manner that they shall in no way be visible from the exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside the premises of any tenant.

5. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. Monday through Friday and at all hours on Saturdays, Sundays, and holidays all persons who are not tenants or their accompanied guests in the Building. Each tenant shall be responsible for all persons whom it allows to enter the Building and shall be liable to Landlord for all acts of such persons.

     Landlord shall in co case be liable for damages for error with regard to the admission to or exclusion from the Building of any person.

     During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.

     No tenant shall employ any person or persons other than the janitor or Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness of the premises. Landlord shall in no way be responsible to any tenant for any loss of property on the premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person. Landlord shall not be responsible for the preservation of good order and cleanliness of the premises when the premises are occupied after normal business hours.

8. Each tenant shall see that all doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the tenant or its employees leave such premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness the tenant shall make good all injuries sustained by other tenants or occupants of the Building. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

9. As more specifically provided in each tenant's lease, each tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls. Each tenant shall keep window coverings in its premises closed when the effect of sunlight or cold weather would impose unnecessary loads on the Building's heating or air conditioning systems.

10. No tenant shall alter any lock or access device or install a new or additional lock or access device to any bolt on any door of its premises without the prior written consent of Landlord. If Landlord shall give its consent, the tenant shall in each case furnish Landlord with a key for any such lock.

11. No tenant shall make or have made additional copies of any keys or access devices provided by Landlord. Each tenant, upon the termination of the tenancy, shall deliver to Landlord all keys or access devices for the Building, offices, rooms and toilet rooms which have been furnished to the tenant or which the tenant shall have made. In the event of the loss of any keys or access devices so furnished by Landlord, tenant shall pay Landlord therefor.

12. The toilet rooms, toilets, urinals, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever, including coffee grounds, shall be thrown therein, and the expense of any breakage, stoppage or damages resulting from violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

13. No tenant shall use or keep on its premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office equipment. Such limited quantities shall be only stored in containers approved by appropriate regulatory agencies. No tenant shall use any method of heating or air conditioning other than that supplied by Landlord.

14. No tenant shall use, keep or permit to be used or kept in its premises any foul or noxious gas or substance or permit or suffer such premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason or noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any birds or animals other than seeing eye dogs and like animals be brought or kept in or about any premises of the Building.

15. No cooking shall be done or permitted by any tenant on its premises (except that use by the tenant of Underwriter's Laboratory approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for tenants and their employees shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules and regulations) nor shall its premises be used for lodging.

16. Except with the prior written consent of Landlord, no tenant shall sell or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on its premises, nor shall tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting, printing, photocopying or any similar business in or from its premises for the service or accommodation of occupants of any other portion of the Building, nor shall its premises be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall its premises be used for any improper, immoral or objectionable purpose, or any business activity other than that specifically provided for in that tenant's lease.

17. If tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions for their installation. No tenant shall operate any television, radio, recorder or sound system in such a manner as to cause a nuisance to any other tenant of the Building.

18. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to the premises shall be subject to the written approval of Landlord.

19. No tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. No tenant shall interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

     No tenant shall lay linoleum, title, carpet or any other floor covering so that the same shall be affixed to the floor of its premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

21. No furniture, freight, equipment, materials, supplies, packages, merchandise, or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord.

     Landlord shall have the right to prescribe the weight, size and position of all safes, furniture, files, bookcases or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to distributed properly the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe equipment or other property shall be repaired at the expense of the responsible tenant.

     Business machines and mechanical equipment belonging to any tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by tenant, at tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

22. No tenant shall place a load upon any floor of its premises which exceeds the loan per square foot which such floor was designed to carry and which is allowed by law. No tenant shall mark, or drive nails, screw or drill into, the partitions, woodwork or plaster or in any way deface its premises or any part thereof.

23. No tenant shall install, maintain or operate upon its premises any vending machines without the written consent of Landlord.

24. There shall not be used in any space, or in the public areas of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or other such material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any tenant into or kept in or about its premises.

25. Each tenant shall store all its trash and garbage within the interior of its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

26. Canvassing, soliciting, distribution of handbills or any other written materials, and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Building.

27. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

28. Without the prior written consent of Landlord, no tenant shall use the name of the Building in connection with or in promoting or advertising the business of such tenant except as that tenant's address.

29. Each tenant shall comply with all energy conservation, safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

30. Tenant assumes any and all responsibility for protecting its premises from theft, robbery and pilferage, which includes keeping doors locked and other me of entry to the premises closed.

31. The requirements of each tenant will be attended to only upon application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

32. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the building.

33. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Each tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which adopted.

34. All wallpaper or vinyl fabric materials which any tenant may install on painted walls shall be applied with a strippable adhesive. The use of nonstrippable adhesives will cause damage to the walls when materials are removed and repairs made necessary thereby shall be made by Landlord at that tenant's expense.

35. Each tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service to such tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, trim, windows, ceilings, equipment or any other physical portion of the Building

37. Each tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, or heating apparatus so that such accidents or defects may be attended to promptly.

38. Each tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by its employees, agents, clients, customers, invitees and guests.

39. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part the terms, covenants, agreements and conditions of any lease of any premises in the Building.

                                  EXHIBIT "B"

                         [GRAPHICAL REPRESENTATION OF
                            OFFICE SPACE - OMITTED]

                                  EXHIBIT "C"

                       OFFICE LEASE IMPROVEMENT AGREEMENT

1.   IMPROVEMENTS
     (a) At Tenant's expense, Landlord shall furnish and install substantially in accordance with the construction drawings and specifications approved by Tenant and landlord, partitions, doors, lighting fixtures, acoustical ceiling, floor coverings, electrical outlets, telephone outlets, air conditioning, fire sprinklers, signage, wall finishes, and construction clean-up and other improvements required by Tenant which are normally performed by the construction trades. Tenant shall cause to be prepared at Tenant's expense all architectural plans and specifications, and all structural, mechanical and electrical engineering plans and specifications (the "Plans") required for Tenant's occupancy. The preparation of the Plans shall not include selection of non-building standard finishes, or any fixtures or furniture, or any other elements of interior design. Tenant has selected, and Landlord hereby approves, Godwin & Associates ("Tenant's Architect") to prepare the Plans.

     (b) At Landlord's expense, Landlord shall or has provided the following (hereinafter referred to as "Landlord's Work"):

     1. HEATING, VENTILATION AND AIR-CONDITIONING: Building standard primary duct work and perimeter supply and return grilles served by a central air system to provide normal air conditioning and heating. The cost of changes necessitated by Tenant's work shall be paid by Tenant.

     2   CEILING GRID AND STANDARD LIGHTING: Building standard ceiling grid.
Building standard acoustical ceiling tiles in crates stacked on floor. Twenty-four (24) fluorescent building standard lighting fixtures per 2,000 rentable square feet in vacuum packed containers stacked on floor. All costs to install ceiling tiles and light fixtures to be at Tenant's expense.

     3. SUBFLOOR: Concrete floor, finished, ready for application of carpet, vinyl composition tile or other floor covering.

     4. FIRE SPRINKLERS: Building standard sprinkler heads in a general protective pattern as required by code. The cost of changes necessitated by Tenant's work shall be paid by Tenant.

2.   LANDLORD'S ALLOWANCE
     As Landlord's contribution to work provided in paragraph 1, Landlord shall provide Tenant with an allowance of Four Hundred Seventy-Three Thousand Eight Hundred and Twenty Dollars ($473,820.00), hereinafter referred to as "Landlord's Allowance"). Notwithstanding the above, Tenant may, at Tenant's discretion, use all or any portion of the Landlord Allowance for costs related to design and construction of the Tenant Improvements, Tenant's signage costs, moving expenses and installation of Tenant's furniture. Any unused portion of the Landlord Allowance, not to exceed $2.00 per rentable square foot will be used as a credit towards the initial rent.

3.   TENANT'S COST
     (a) Tenant shall bear the cost, if any, of the work described in Paragraph 1 over and above the Allowance provided by Landlord under Paragraph 2 (Paragraph 3 work is hereinafter referred to as "Tenant's Cost"). Any modifications of any part of the work described in Paragraph 1 already completed that are requested by Tenant shall constitute part of Tenant's Cost.

     (b) Tenant shall pay for all costs associated with any Tenant-requested changes or modifications of the improvements as defined by the Plans in Paragraph 1 of this Exhibit "C" after the Plans have been approved by Tenant. Tenant will be liable for any increase in construction costs if Tenant causes delays as defined in Paragraph 3(b) of this Lease.

     (c) Tenant shall pay one-half (1/2) of the amounts payable by Tenant to Landlord pursuant to this Exhibit "C" immediately following Tenant's approval of the price to be paid to Landlord as per Paragraph 4(b) hereof, and Tenant shall pay the remaining amounts immediately upon the Commencement Date of the Lease.

4.   PLANNING SCHEDULE
     (a) Preparation and Approval of Plans:
     (i) Landlord and Tenant shall diligently pursue the preparation of the Plans. Tenant, at its expense, shall provide Landlord with Preliminary Plans and Pricing Notes no later than August 19, 1996. Failure of Tenant to provide said instructions by the date specified above shall constitute a delay by the Tenant in accordance with the provisions of Paragraph 3(b) of the Lease. Landlord shall obtain preliminary pricing for Tenant's review based on the Preliminary Plans and Pricing Notes and deliver such pricing to Tenant within seven (7) days.

     (ii) The Plans shall then be prepared in conformance with Landlord's requirements and all applicable codes and shall be subject to approval by the City of Alpharetta Building and Inspections Department. Tenant shall submit complete construction plans to Landlord no later than October 7, 1996. Failure of Tenant to provide said plans shall constitute a delay by Tenant in accordance with Paragraph 3(b) of the Lease.

     (b) Upon receipt of the approved Plans, Landlord shall provide a quotation based upon competitively bid sub-contract pricing for the work to Tenant for approval as the price to be paid by Tenant to Landlord for Tenant's Cost. Upon written approval of such price by Tenant, Landlord and Tenant shall be deemed to have given final approval to the Plans as the basis on which the quotation was made, and Landlord shall be authorized to proceed with the improvements of the Premises in accordance with such Plans. Tenant will not unreasonably withhold its approval of such price. Failure of Tenant to approve or disapprove such price within seven (7) days after submission thereof by Landlord, or unreasonable disapproval of such price, shall constitute a delay by Tenant in accordance with the provisions of Paragraph 3(b) of the Lease. Landlord shall not be obligated to proceed with any improvements of the Premises until such time as Tenant approves a price for the Tenant's Cost. Exhibit "C-1" provides the intermediate actions required of both Landlord and Tenant to satisfy the schedule hereof.

5.   TENANT'S WORK
     All work not within the scope of the normal construction trades employed in the Building, including, but not limited to, furnishing and installing of telephones, furniture, and office equipment, shall be furnished and installed by Tenant at Tenant's expense. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct its work in such a manner as to maintain harmonious labor relations and as not to interfere unreasonably with or delay the work of Landlord's contractors. Tenant's contractors, subcontractors, and labor shall be acceptable to and approved by Landlord and shall be subject to the administrative supervision of Landlord. Contractors and subcontractors engaged by Tenant shall employ persons and means to insure so far as may be possible the progress of the work without interruption on account of strikes, work stoppages or similar causes for delay. Landlord shall give access and entry to the Premises to Tenant and its contractors and subcontractors and reasonable opportunity and time and reasonable use of facilities to enable Tenant to adapt the Premises for Tenant's use; provided, however, that if such entry is prior to the Commencement Date, such entry shall be subject to all the terms and conditions of the Lease, except the payment of rent.

                                 EXHIBIT "C-1"

THE FOLLOWING SCHEDULE MORE CLEARLY DEFINES THE INTERMEDIATE STEPS ESSENTIAL TO MEET THE DATES AS PROVIDED IN EXHIBIT "C".

ACTION                                                                     DATE

1.      PRELIMINARY SPACE PLAN PRICING NOTES               AUGUST 19
        DELIVERED TO LANDLORD BY TENANT NO LATER
        THAN:

2.      DETAILED PRELIMINARY ESTIMATE COMPLETED BY
        LANDLORD AND DELIVERED TO TENANT WITHIN
        SEVEN (7) CALENDAR DAYS OF RECEIPT OF TENANT'S
        PRELIMINARY SPACE PLAN AND PRICING NOTES.

3.      50% CONSTRUCTION DOCUMENTS DELIVERED TO            SEPTEMBER 13
        LANDLORD BY TENANT NO LATER THAN:

4.      BUDGET PRICING AND PRELIMINARY LANDLORD
        COMMENTS ON 50% CONSTRUCTION DOCUMENTS
        DELIVERED TO TENANT BY LANDLORD WITHIN TEN
        (10) CALENDAR DAYS FROM RECEIPT OF TENANT'S
        DOCUMENTS.

5.      100% CONSTRUCTION DOCUMENTS DELIVERED TO           OCTOBER 7
        LANDLORD BY TENANT NO LATER THAN:

6.      FINAL PRICING AND LANDLORD'S COMMENTS ON
        100% CONSTRUCTION DOCUMENTS DELIVERED TO
        TENANT BY LANDLORD WITHIN TEN (10) DAYS FROM
        RECEIPT OF TENANT'S DOCUMENTS.

7.      TENANT'S FINAL ACCEPTANCE OF ALL PLANS AND         OCTOBER 24
        PRICING DELIVERED TO LANDLORD NO LATER THAN:

8.      SUBSTANTIAL COMPLETION AND START OF                DECEMBER 20
        WORKSTATION INSTALLATION ON OR ABOUT:

9.      OCCUPANCY AND COMMENCEMENT OF RENT
        WITHIN SEVEN (7) CALENDAR DAYS OR
        SUBSTANTIAL COMPLETION.

NOTE: SCHEDULE ASSUMES ALL MATERIALS, EQUIPMENT, AND FINISHES ARE IN STOCK OR AVAILABLE IN A TIMELY MANNER SO AS TO NOT DELAY THE JOB PROGRESS. SUBSTITUTION OR DELETION OF SPECIFIED ITEMS MAY BE REQUIRED TO MAINTAIN SCHEDULE.

                                  EXHIBIT "D"

                       TENANT LEASE ESTOPPEL CERTIFICATE
                       ---------------------------------

Landlord: CK WINWARD #1, LLC.  a North Carolina limited liability company

Tenant:   ClientLink, Incorporated, a Delaware corporation

Premises:
          -----------------------------------------------------------------

Area:     Sq. Ft.                   Lease Date:
          ----------------------               ----------------------------

     The undersigned Tenant under the above-referenced lease (the "Lease") hereby ratifies the Lease and certifies to ________________________ ("Landlord") as owner of the real property of which the premises demised under the Lease (the "Premises") is a part, as follows:

     1. That the term of the Lease commenced on _________, 19____ and the Tenant is in full and complete possession of the Premises demised under the Lease and has commenced full occupancy and use of the Premises, such possession having been delivered by Landlord and having been accepted by the Tenant.

     2. That the Lease call for monthly rent installments of $_________ to date, and that the Tenant is paying monthly installments of rent of $______ which commenced to accrue on the day of ________________, 19____.

     3. That no advance rental or other payment has been made in connection with the Lease, except rental for the current month. There is no "free rent" or other concession under the remaining term of the Lease, and the rent has been paid to and including ___________________, 19___.

     4. That a security deposit in the amount of $______________ is being held by Landlord, which amount is not subject to any set off reduction or to any increase for interest or other credit due to Tenant.

     5. That all obligations and conditions under said Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs including all construction work in the Premises.

     6. That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of Landlord or the Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice to both, would constitute an event of default, and that said Lease has:
(Initial One)

          ( ) not been amended, modified, supplemented, extended, renewed or assigned.

          ( ) been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:



                 ---------------------------------------------------------
                 ---------------------------------------------------------
                 ---------------------------------------------------------

     7. That the Lease provides for a primary term of ______ months; the term of the Lease expires on the ______ day of ___________, 19____; and that:
(Initial One)

     ( ) neither the Lease nor any of the documents listed in Paragraph 6 (if any), contain an option for any additional term or terms.

     ( ) the Lease and/or the documents listed under Paragraph 6, above, contain an option for _________ additional term(s) of ________ year(s) and _________ month(s) (each) at a rent to be determined as follows:

          ---------------------------------------------------
          ---------------------------------------------------
          ---------------------------------------------------

     8. That Landlord has not rebated, reduced or waived any amounts due from Tenant under the Lease, whether orally or in writing, nor has Landlord provided financing for, made loans or advances to, or invested in the business of Tenant.

     9. That, to the best of Tenant's knowledge, there is no apparent or likely contamination of the real property or the Premises by hazardous materials, and Tenant does not use, nor has Tenant disposed of, hazardous materials in violation of environmental laws on the real property or the Premises.

     10. That there are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

     11. That this certification is made knowing that the Landlord is relying upon the representation herein made.

     12. That this certification is made knowing that the Landlord is relying upon the representation herein made.

                              Tenant:

                              -----------------------------

Dated: ----------------       By:  ----------------------------

                                   Typed Name: -------------------

                                   Title: --------------------------

                               CLIENTLINK, INC.

                            SECRETARY'S CERTIFICATE

     The undersigned, Robert J. Boutin, certifies that he is the duly elected and qualified Secretary of ClientLink, Inc., a Delaware corporation (the "Company"), and further certifies that the preambles and resolutions attached hereto as Exhibit A were adopted by the Board of Directors of the Company in
          ---------
accordance with applicable law. Such resolutions have been entered in the minute book of the Company, have not been amended, altered or repealed and remain in full force and effect on the date hereof.

     The undersigned further certifies that the following individuals are as of the date hereof officers of the Company holding the offices indicated below:

               James H. Hamilton              President

               Robert J. Boutin               Secretary

     IN WITNESS WHEREOF, I have hereunto signed this Certificate on the 26th day of September, 1996.


                                    CLIENTLINK, INC.



                                    By:  -----------------------------
                                         Robert J. Boutin,
                                         Secretary

                                   EXHIBIT A
                                   ---------


New Lease Agreement
-------------------

     A discussion then took place with respect to the Possibility of the Company entering into a lease agreement for new office space. Upon motion duly made and seconded, the following resolutions were unanimously adopted:

           RESOLVED, that the Company is hereby authorized and directed to enter into a lease agreement with CK Windward #1, LLC providing for the lease by the Company of new office space for a term of up to 60 months at a rental rate of $32,320 per month (the "Lease Agreement").

           FURTHER RESOLVED, that any officer of the Company is hereby authorized, directed and empowered, acting either alone or together with another officer of the Company, to execute and deliver all documents necessary or appropriate, including, but not limited to, the Lease Agreement, and to take any such other action as any such officer may deem necessary to effect the intent of the foregoing resolution, the taking of any such action, for, on behalf or in the name of the Company, and/or the execution and delivery for, on behalf and in the name of the Company, of any such document or instrument to be conclusive evidence that such officer did so deem the same to be necessary or desirable and in the best interests of the Company.

           FURTHER RESOLVED, that any and all actions heretofore taken by the officers or representatives of the Company, for, on behalf or in the name of the Company with respect to the foregoing resolutions, be, and they are hereby ratified, confirmed and approved in all respects for all purposes.

                                   EXHIBIT E

                        GENERAL CLEANING SPECIFICATIONS
                        -------------------------------

                                    Page Two

Item                  Procedure                                                   Frequency
-------------------------------------------------------------------------------------------

6.                    Wet mop all floors using germicidal detergent               Daily
7.                    Refill all towel, tissue holders and soap dispensers        Daily
8.                    Spot clean toilet partitions with germicidal cleaner        Weekly
9.                    Spot scrub floors with band brush                           Monthly
10.                   Wash all restroom walls (ceiling to floor and partitions)   Monthly
11.                   Clean air vents                                             Monthly
12.                   Squeegee clean mirrors                                      Monthly

ELEVATORS
---------

Item                  Procedure                                                   Frequency
-------------------------------------------------------------------------------------------

1.                    Clean and polish finishes (brass, chrome, wood)             Daily
2.                    Vacuum carpets                                              Daily
3.                    Clean elevator tracks                                       Daily
4.                    Dust elevator doors                                         Daily
5.                    Clean carpets                                               As needed
6.                    Steam extract carpets                                       As needed
7.                    Edge vacuum carpets                                         Daily

BUILDING EXTERIOR
-----------------

Item                  Procedure                                                   Frequency
-------------------------------------------------------------------------------------------

1.                    Police area around building, parking lot, shrubbery         Daily
                      and dumpster pad
2.                    Remove cigarette butts from sidewalk entrance               Daily
3.                    Clean building first floor reachable atrium exterior
                      glass inside and out                                        Weekly
4.                    Polish entrance sign                                        Monthly
5.                    Clean mailbox area                                          Daily
6.                    Clean light bollard and front door entrance                 Weekly
7.                    Wash windows                                                Twice annually

ATRIUM AND ELEVATOR LOBBIES
---------------------------

Item                  Procedure                                                   Frequency
-------------------------------------------------------------------------------------------

1.                    Spot clean all entrance glass                               Daily
2.                    Polish all metal and wood trim                              Daily
3.                    Clean and polish building directory on each floor           Daily
4.                    Vacuum all carpet                                           Daily
5.                    Spot clean carpet                                           Daily


6.                    Low dust                                                    Weekly
7.                    Dust walls within reach                                     Monthly
8.                    Completely clean entrance door glass                        Weekly
9.                    Clean elevator carpet                                       As needed
10.                   Damp mop hard surface floors                                Daily
11.                   Dust mop hard surface floors                                Daily
12.                   Clean ash urns in elevator lobbies                          Daily

                                  EXHIBIT "F"

                                LEASE GUARANTY
                                --------------

     Annexed to and forming a part of Lease dated ___________, by and between CK Windward #LLC, a North Carolina limited liability company, as Landlord, and ClientLink, Incorporated, a Delaware corporation, as Tenant.

     The undersigned, CompuCom Systems, Inc., whose address is 10100 North Central Expressway, Dallas, Texas 75231 (hereinafter sometimes referred to as "Guarantor"), in consideration of the leasing of the leased Premises described in the annexed Lease ("Lease") to the above-named Tenant ("Tenant"), and for Ten Dollars ($10.00) in hand paid and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, does hereby covenant and agrees as follows:

A. The undersigned does hereby unconditionally and irrevocably guarantee the full, faithful and timely payment by Tenant of all the payments, under or pursuant to the Lease. If Tenant shall default at any time in the payment of any rent or other sums, costs or charges whatsoever, under or pursuant to the Lease (and such default shall remain uncured after notice to Tenant and the undersigned as required by the Lease), then the undersigned, at its expense, shall on demand of the Landlord fully and promptly, and will and truly, pay all rent, sums, costs, and charges to be paid by Tenant, under or pursuant to the Lease, and in addition shall, on Landlord's demand, pay to Landlord any and all sums due to Landlord, including (without limitation) all interest on past due obligations of Tenant, costs advanced by Landlord, and damages and all expenses (including attorneys' fees and litigation costs) that may arise in consequence of Tenant's default. The undersigned hereby waives all requirements of notice of the acceptance of the Guaranty, notice of default, demand for payment, and all other notices or demands of any kind.

B. The obligations of the undersigned hereunder are independent of the obligations of Tenant. A separate action or actions may, at Landlord's option, be brought and prosecuted against the undersigned, whether or not any action is first or subsequently brought against Tenant, or whether or not Tenant is joined in any such action, and the undersigned may be joined in any action or proceeding commenced by Landlord against Tenant arising out of, in connection with, or based upon the Lease. The undersigned waives any right to require Landlord to proceed against tenant or pursue any other remedy in Landlord's power whatsoever (Guarantor hereby expressly waiving any rights under O.C.G.A.
(S) 10-7-24), any right to complain or delay in the enforcement of Landlord's rights under the Lease, and any demand by Landlord and/or prior action by Landlord of any nature whatsoever against Tenant or otherwise.

C. The undersigned agrees that the liability of the undersigned hereunder shall be based upon the obligations of Tenant set forth in the Lease as the same may be altered, renewed, extended, modified, or amended. No such alteration, renewal, extension, or modification, with or without notice to Guarantor, shall in any manner affect or impair any rights or remedies of Landlord against Guarantor, Guarantor hereby consenting to any such action. Landlord shall endeavor to notify Guarantor of any proposed alteration, modification, or amendment to the Lease, provided, however, that the failure to give any such notice shall not in any manner affect or impair Landlord's rights or remedies against Guarantor. No assignment of the Lease by Tenant shall be effective without Guarantor's prior consent.

D. The undersigned's obligations hereunder shall remain fully binding although Landlord may have, with or without notice to Guarantor, waived one or more defaults by Tenant, extended the time of performance by Tenant, released, returned, or misapplied other collateral at any time given as security for Tenant's obligations (including other guaranties) and/or released Tenant or any other obligor for the performance of its obligations under or with respect to the Lease.

E. This Guaranty shall remain in full force and effect notwithstanding the institution by or against Tenant, of bankruptcy, reorganization, readjustment, receivership, or insolvency proceedings of any nature, or the disaffirmance of the

Lease in any such proceedings or otherwise, Guarantor hereby agreeing to assume and perform all of Tenant's obligations under the Lease for the original term if the Lease should be disaffirmed or rejected by any trustee in bankruptcy for Tenant.

F. The Guaranty shall be applicable to and binding upon the heirs, executors, administrators, representatives, successors, and assigns of the Landlord, Tenant, and the Guarantor. Landlord may, without notice, assign this Guaranty in whole or in part.

G. In the event that Landlord should institute any suit against the Guarantor for violation of or to enforce any of the covenants or conditions of this Guaranty or to enforce any right of Landlord hereunder, or should the undersigned institute any suit against Landlord arising out of or in connection with this Guaranty, or should either party institute a suit against the other for a declaration of rights hereunder, or should either party intervene in any suit in which the other is a party, to enforce or protect its interests or rights hereunder, the prevailing party in any such suit shall be entitled to the fees of its attorney(s) in the reasonable amount thereof, to be determined by the court and taxed as a part of the costs therein.

     IN WITNESS WHEREOF, the undersigned has executed this Guaranty this ______ day of ___________, 1996.

                                 GUARANTOR

                                 CompuCom Systems, Inc., A Delaware corporation

Attest:                          By:
       ------------------------     --------------------------------------------

Its:                             Its:
    ---------------------------      -------------------------------------------
                                       (Authorized Person to Bind Said Entity)

                                   EXHIBIT G

    [legal description of the Property omitted from executed Office Lease
                                Agreement]

                                   EXHIBIT H

     [graphical representation of scheduled expansion space--omitted]